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                                                                   EXHIBIT 10.24

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

                       SUBURBAN OSTOMY SUPPLY CO., INC.
                      ST. LOUIS OSTOMY DISTRIBUTORS, INC.
                          PATIENT-CARE MEDICAL SALES


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the or this "Second Amendment") is dated as of June 14, 1996 by and between SUBURBAN OSTOMY SUPPLY CO., INC. ("Suburban"), a Massachusetts corporation, ST. LOUIS OSTOMY DISTRIBUTORS, INC. ("St. Louis"), a Missouri corporation, PATIENT-CARE MEDICAL SALES ("Patient-Care"), a California corporation, and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), a national banking association.

     NOW, THEREFORE, for the Second Loan Increase (defined below), for the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:

I.   BACKGROUND
     ----------

     As of July 3, 1995, Suburban and the Lender entered into a revolving reducing loan arrangement of up to Sixteen Million Dollars ($16,000,000.00) (the "Original Loan"). The Original Loan was evidenced by a revolving credit note (the "Original Note") dated July 3, 1995 in the original principal amount of Sixteen Million Dollars ($16,000,000.00) made by Suburban in favor of the Lender. Advances under the Original Note are made, subject to and in accordance with, a credit agreement (the "Original Credit Agreement") dated as of July 3, 1995 between Suburban and the Lender.

     Suburban acquired all of the capital stock of St. Louis from St. Louis' sole shareholder, Michael J. Quinn ("Quinn") and St. Louis became a wholly-owned subsidiary of Suburban on or about January 22, 1996.

     In connection with the acquisition of the stock of St. Louis, the Original Loan was increased (the "First Loan Increase") by up to Nine Million Dollars ($9,000,000.00). Suburban used a portion of the Original Loan and the First Loan Increase to purchase such stock and for working capital purposes and St. Louis used proceeds of the Original Loan and the First Loan Increase for working capital purposes.

     Suburban is acquiring all of the capital stock of Patient-Care from Patient-Care's sole shareholders, Elaine and Nathan Spunt. The purchase price for such stock is Three Million Nine Hundred Fifty Thousand Dollars ($3,950,000.00) of which approximately (subject to closing
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adjustments) Three Million Five Hundred Seventy-Five Thousand Dollars
($3,575,000.00) will be paid to Mr. and Mrs. Spunt by wire transfer and Three Hundred Seventy-five thousand Dollars ($375,000.00) of the purchase price will be paid into an escrow to be held by Hutchins Wheeler & Dittmar, P.C., a professional corporation, as escrow agent ("Escrow Agent") pursuant to an escrow agreement dated as of June 14, 1996 by and among Suburban, Nate Spunt, Elaine Spunt and Escrow Agent.

     The Original Loan as increased by the First Loan Increase and the Second Loan Increase and as may be further modified, amended, supplemented or recast, from time to time, is referred to herein as the "Loan". To facilitate Patient-Care's borrowing Loan proceeds, Patient-Care is being made a co-borrower with Suburban and St. Louis.

     Suburban, St. Louis, and Patient-Care jointly and severally, are delivering to the Lender a second amendment to credit note (the "Second Note Amendment"). The Second Note Amendment amends the Original Note which was amended by a first amended and restated promissory note dated January 22, 1996 (the "First Note Amendment"). The First Note Amendment was executed in connection with the First Loan Increase. The Second Note Amendment takes into account the Second Loan Increase and makes Patient-Care a co-borrower thereunder. The Original Note, as amended by the First Note Amendment and by the Second Note Amendment, and as may be further amended, modified, supplemented or recast, from time to time, is referred to herein as the "Note".

     Patient-Care is securing the payment and performance of all of its obligations under the Note by executing and delivering a Pledge and Security Agreement -- All Assets ("Patient-Care Security Agreement"), thereby granting the Lender a security interest in all of Patient-Care's assets. In connection with the Second Note Amendment, Suburban, inter alia, (i) is amending and
                                          ----- ----
confirming the Loan Documents executed in connection with the Original Credit Agreement, as amended by the First Amendment to Credit Agreement, and the Second Amendment to Credit Agreement and (ii) is providing the Lender with a stock pledge agreement ("Stock Pledge Agreement") thereby pledging all of the stock of Patient-Care as additional security for the Loan.

     Capitalized terms used in this Second Amendment and not defined herein shall have the meanings given such term in the Original Loan Agreement as amended by the First Amendment to Credit Agreement. This Second Amendment, together with the Original Credit Agreement as amended by the First Amendment to Credit Agreement and such other amendments, modifications, supplements or restatements, as may be made from time to time, referred to herein as the "Loan Agreement."

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II.  AMENDMENTS TO ARTICLE I, DEFINITIONS AND RULES OF
     -------------------------------------------------
     INTERPRETATIONS
     ---------------

     A. The term "Borrower" is hereby amended to delete the phrase therein contained and to insert the following in lieu thereof:

               "Suburban Ostomy Supply Co., Inc., a Massachusetts corporation, and St. Louis Ostomy Distributors, Inc., a Missouri corporation, and Patient-Care Medical Sales, a California corporation, jointly and severally."

     B. The term "Commitment" is hereby amended to delete the amount "$25,000,000.00" therein contained and to insert the amount "$30,000,000.00" in lieu thereof.

     C. The term "Loan Documents" is hereby amended to delete the phrases therein contained and to insert the following in lieu thereof:

               "The Loan Agreement, the Note, the Security Agreement, as amended, the Patent and Trademark Security Agreement from Suburban, as amended, the St. Louis Security Agreement, the Patient-Care Security Agreement, the Collateral Assignment of Life Insurance Policies and Rights Thereunder, from Suburban, as amended, the Subordination Agreement, and any other Security Documents, and each of the other documents, agreements and certificates executed by Borrower or any Subsidiary or Affiliate thereof and delivered to Bank in connection with or with regard to the Revolving Credit Loans, as each may be amended, supplemented, modified or recast from time to time."

     D. The term "Security Agreement" is hereby amended (i) to delete the reference to "Borrower" and insert the term "Suburban" in lieu thereof.

     E. The term "Security Documents" is hereby amended to delete the phrases therein contained and to insert the following in lieu thereof:

               "The Security Agreement, the St. Louis Security Agreement, the Patient-Care Security Agreement, the Patent and Trademark Security Agreement, as amended, from Suburban, the Collateral Assignment of Life Insurance Policies and Rights Thereunder, as amended, from Suburban, the Stock Pledge Agreement, Patient-Care Stock Pledge Agreement, the Collateral Assignment and Security Agreement in Respect of Purchase and Sale Agreement

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               from Suburban, the Collateral Assignment and Security Agreement
               in Respect of Material Contracts, the Lease Collateral Agreements, the UCC-1 financing statements and each and every other document, agreement, mortgage or collateral assignment given as security for the Obligations."

     F. Each of the definitions set forth in Section I of this Second Amendment are incorporated by reference into this Article I of the Credit Agreement as if fully set forth herein.

III. AMENDMENT TO ARTICLE 2, THE REVOLVING CREDIT FACILITY
     -----------------------------------------------------

     The following Section 2.8 is hereby added to this Agreement:

     Section 2.8  Letter of Credit Arrangements.
                  -----------------------------

          (a) Subject to the terms and conditions set forth in this Agreement, if the Borrower desires the Lender to issue a standby letter of credit ("Letter of Credit") on its behalf, the Borrower shall make such request in writing to the Lender on such forms as the Lender then requires and the Lender may, in its sole discretion, at any time thereafter, issue Letters of Credit so applied for. In connection with the issuance of any Letter of Credit, the Lender shall require the Borrower and the Borrower shall execute and deliver to the Lender, the Lender's standard and customary documentation, and deliver any other documentation reasonably requested by the Lender. The Borrower shall, prior to the issuance of any Letter of Credit, pay the reasonable and customary fees regarding the issuance of any Letter of Credit then charged by the Lender. Any draws on any issued outstanding Letters of Credit made after the Revolving Loan Termination Date paid by the Lender shall be reimbursed by the Borrower, ON DEMAND.

          (b) Prior to the Revolving Loan Termination Date, the face amount of all issued and outstanding Letters of Credit and all amounts drawn thereunder shall constitute Advances and principal amounts outstanding under the Revolving Note, provided, however, interest
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               shall be paid by the Borrower only on the amounts drawn.  For any
               Letter of Credit application requesting the Lender to issue a Letter of Credit with an expiry date which would be after the Revolving Loan Termination Date, the Borrower shall, at the time of such application, pledge and deposit with the Lender, in cash, U.S. Dollars, the full face amount of such Letter of Credit and execute such additional pledge agreements and documents as the Lender reasonably requests. Liability of the Borrower under this Agreement or under any other documentation executed by the Borrower to repay the Lender in

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               respective drawings under Letters of Credit shall be Obligations secured by the Security Documents and shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, the Borrower's obligation with respect to drawings under any Letters of Credit shall not be subject to any defense based upon any dispute, alleged or actual, between the beneficiary and the Borrower or the non-application or misplacement by the beneficiary of the proceeds of any such payment, or the legality, validity, regularity or enforceability of the Letter of Credit or any renewal or extension thereof. The Borrower's request for issuance of each Letter of Credit hereunder shall constitute a representation by the Borrower that the applicable conditions set forth for the making of any Advance herein contained have been satisfied on the date of such request.

IV.  AMENDMENT TO ARTICLE 6, REPRESENTATIONS AND WARRANTIES
     ------------------------------------------------------

     A.   Generally.  Each of the representations and warranties contained in
          ---------
          Article 6 shall be deemed to be made by Suburban and by St. Louis, and by Patient-Care, jointly and severally, except as set forth below:

          1. Section 6.1(a), clause (i) as written is made by Suburban only and St. Louis only makes the following representation and warranty for clause (i) "St. Louis is a Missouri corporation, duly organized and existing pursuant to articles of organization filed with the Missouri Secretary of State on May 18, 1983 and is validly existing and in good standing under the laws of the State of Missouri" and Patient-Care makes the following representation and warranty for clause (i) "Patient-Care is a California corporation, duly organized and existing pursuant to a charter filed with the California Secretary of State on May 10, 1983 and is validly existing and in good standing under the laws of the State of California.

          2.   Suburban and not St. Louis makes the representations contained in
               Section 6.21, in Section 6.23 and in Section 6.24.


     B.   Section 6.19.  Section 6.19 is hereby amended to delete the phrase
          ------------
          therein contained and to insert the following in lieu thereof:

               "Suburban has two wholly owned subsidiaries which are St. Louis and Patient-Care."

     C.   Section 6.20.  Section 6.20 is hereby amended to delete (i) the term
          ------------
          "Borrower" in such section and insert, "the respective party" in lieu thereof and (ii) the term

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          "Security Agreement" in such section and insert "the Security
          Documents" in lieu thereof.

     D.   Section 6.23.  Only Suburban makes the representation and warranty
          ------------
          contained in Section 6.23

     E.   Section 6.25.  The following section is hereby added which
          ------------
          representation and warranty is made by Patient-Care only:

               As of the date hereof (i) the chief executive office of Patient-Care is located at 10425 Slusher Drive, Santa Fe Springs, California, 90670 (ii) the principal place of business of Patient-Care is at 10425 Slusher Drive, Santa Fe Springs, California, 90670, (iii) the principal books and records of Patient-Care and all records of Accounts are located at 10425 Slusher Drive, Santa Fe Springs, California, 90670, (iv) all other property Patient-Care, including, without limitation, all Inventory and Equipment are located at 10425 Slusher Drive, Santa Fe Springs, California, 90670, and at such other locations as set forth in schedule 6.22 annex and (iv) there is no other office or place of business at which Patient-Care conducts its business.

     F. The schedules annexed to this First Amendment update the various affected disclosure schedules to the Original Credit Agreement and the Borrower hereby represents and warrants that such schedules are true, accurate and complete in all material respects and no information is omitted therefrom which would make any of the representations or warranties herein contained materially misleading.

V.   WAIVER OF SURETYSHIP DEFENSES
     -----------------------------

     The following is added to Article 27 to the Credit Agreement:

     "Borrower hereby waives and relinquishes to the fullest extent now or hereafter permitted by law:

     A.   all suretyship defenses and defenses in the nature thereof;

     B. any right or claim of right to cause a marshalling of Borrower's assets or of any security or to cause Bank to proceed against any of the Collateral for the Loan before proceeding otherwise against the Borrower in any particular order;

     C. notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance or nonobservance or other proof or notice of demand whereby to charge Guarantor therefor;

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     D.   the pleading of any Statute of Limitations as a defense to its obligations hereunder; and

     All rights and remedies of the Lender shall be cumulative and may be exercised in such manner and combination as Lender may determine.

     The Borrower further agrees that, to the extent that Borrower, makes a payment or payments to Bank or Bank receives any proceeds of Collateral, which payment or payments or any part hereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, or their respective estates, trustees, receivers or any other party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which as been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payments, reduction or satisfaction.

     The liability of St. Louis, Suburban and Patient-Care shall in no way be limited or impaired by, and St. Louis, Suburban and Patient-Care each hereby assent to and agree to be bound by, any amendment or modification of the Loan Documents or the Security Documents. In addition, the liability of St. Louis, Suburban and Patient-Care shall in no way be limited or impaired by:

     1. any extensions of time for performance required by the Loan Documents or the Security Documents;

     2. the accuracy or inaccuracy of any of the representations or warranties made by either or any other party obligated under any of the documents or agreements evidencing obligations of Borrower to Bank;

     3. the release of either or any other person from performance or observance of any of the documents or agreements evidencing obligations of either to Bank by operation of law, Lender's voluntary act or otherwise;

     4. the release or substitution in whole or part of any collateral or security for the obligations, contained in the Loan Documents or any security therefor;

     5. Bank's failure to perfect, protect, secure, or insure any security interest or lien given as security; or

     6. the release of any one or more of the parties obligated hereunder or any other party now or hereafter liable upon or in respect to the Note or any of the documents or agreements evidencing obligations of Borrower to Bank.

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     No delay on Bank's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Bank in any instance shall constitute a waiver in any other instance.

VI.  CONTRIBUTION
     ------------

     Suburban and St. Louis hereby agree, that if Patient-Care shall pay or have satisfied out of the foreclosure of any security for the Obligations given by Patient-Care to Bank, an amount which is more than the Allocable Amount (defined below), Patient-Care shall be entitled to seek and receive contribution from and against Suburban and St. Louis and Suburban and St. Louis shall pay to and indemnify Patient-Care for the amount of the excess above the Allocable Amount (defined below). As of the date of determination, the "Allocable Amount" of Patient-Care shall be equal to the maximum amount which could then be claimed by Bank against Patient-Care under the Obligations without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Federal Bankruptcy Code (11 U.S.C. (S)101 et seq.) or under any successor
                                          -- ---
statute or other applicable statute or under any state uniform fraudulent transfer act, uniform fraudulent conveyance act, or similar statute, or its successor, or under common law. The provisions of this section shall in no respect limit the obligations and liabilities of Patient-Care to Bank and Patient-Care shall remain liable to Bank for the full payment of the Obligations. Such right of contribution and indemnification shall be subordinate to the Obligations to Bank from Suburban and St. Louis and no payments on account of such contribution and indemnification shall be made until the Obligations have been repaid in full as defined in Section 3.2 (i) of the Subordination Agreement.

VII. RATIFICATION
     ------------

     1. The Loan Documents shall otherwise remain unaltered, ratified, confirmed and in full force and effect. Borrower also hereby ratifies and confirms the Note.

     2. Borrower represents and warrants as follows: there are no defenses, offsets or counterclaims against the obligations to Lender evidenced by the Note, or the other Loan Documents and to the extent there are any defenses, offsets or counterclaims the same are hereby waived. All of the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof.

     IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the date first above written.

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WITNESS:                           FIRST NATIONAL BANK OF BOSTON

/s/ James R. Kane                     /s/ Gregory G. O'Brien
_________________________     By: _______________________________
James R. Kane                         Name: Gregory G. O'Brien
                                      Title: Managing Director
                                   Hereunto Duly Authorized


WITNESS:                           SUBURBAN OSTOMY SUPPLY CO., INC.

/s/ James Westra                     /s/ Stephen N. Aschettino
_________________________     By: _______________________________
James Westra                    Name: Stephen N. Aschettino
                                      Title: Treasurer
                                   Hereunto Duly Authorized


WITNESS:                           ST. LOUIS OSTOMY DISTRIBUTORS, INC.

/s/ James Westra                        /s/ Stephen N. Aschettino
________________________           By: _______________________________
James Westra                    Name:  Stephen N. Aschettino
                                      Title:  Treasurer
                                      Hereunto Duly Authorized


                                   PATIENT-CARE MEDICAL SALES

                                         /s/ Stephen N. Aschettino
                                   By: _______________________________
                                      Name:  Stephen N. Aschettino
                                      Title:
                                      Hereunto Duly Authorized

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